SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


_____________________________________________________________________________

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934
______________________________________________________________________________

                               June 28, 2000
              Date of Report (Date of earliest event reported)

                      AQUILA BIOPHARMACEUTICALS, INC.
             (Exact name of registrant as specified in charter)

   	   Delaware		         0-12081  		       04-3307818
	(State or other	 (Commission File Number) (IRS Employer Identification #)
	jurisdiction of
	incorporation)


                          175 Crossing Boulevard
                     Framingham, Massachusetts  01702
            (Address of principal executive offices and zip code)

                             (508) 628-0100
             (Registrant's telephone number, including area code)


_____________________________________________________________________________

	Item 5.   Other Events.

	 James L. Warren has resigned as Treasurer/CFO of the Company. Melissa Packard was elected Treasurer on June 28, 2000. Mr. Warren's last day with the Company was July 7, 2000.

                                            SIGNATURES

  	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AQUILA BIOPHARMACEUTICALS, INC.



Date:	July 13, 2000        	By:     /s/ Alison Taunton-Rigby
                  				      Alison Taunton-Rigby, Chief Executive Officer





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